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                                                                   EXHIBIT 10.11














                               MAZEL STORES, INC.
                              RESTRICTED STOCK PLAN























                              Dated October 1, 1996



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                    MAZEL STORES, INC. RESTRICTED STOCK PLAN

                                Table of Contents

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                                                                                                          Page
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ARTICLE I - STATEMENT OF PURPOSE.............................................................................1
         Section 1.01 Purpose and Background.................................................................1
         Section 1.02 Nature of the Plan.....................................................................1

ARTICLE II - DEFINITIONS.....................................................................................1

ARTICLE III - TERMS AND CONDITIONS...........................................................................2
         Section 3.01 Vesting and Other Conditions...........................................................2
         Section 3.02 Purchase Price.........................................................................3
         Section 3.03 Adjustment in Number of Shares.........................................................3
         Section 3.04 Termination of Participation in the Plan...............................................4
         Section 3.05 Employer Withholding...................................................................4

ARTICLE IV - TERMINATION OF PARTICIPANT'S EMPLOYMENT.........................................................4
         Section 4.01 Termination Date.......................................................................4
         Section 4.02 Redemption.............................................................................4
         Section 4.03 Beneficiary Designations...............................................................4
         Section 4.04 Distribution of Vested Shares to Incapacitated Persons.................................5

ARTICLE V - ADMINISTRATION...................................................................................5

ARTICLE VI - AMENDMENTS......................................................................................5

ARTICLE VII - GENERAL PROVISIONS.............................................................................6
         Section 7.01 Employment Relationship................................................................6
         Section 7.02 Controlling Law........................................................................6
         Section 7.03 Restrictions on Transfer...............................................................6
         Section 7.04 Regulations and Approvals..............................................................6
         Section 7.05 Notices................................................................................7
         Section 7.06 Binding Effect.........................................................................7
         Section 7.07 Instrument Complete....................................................................7
         Section 7.08 Action by Company; Liability...........................................................7
         Section 7.09 Participants' Consent..................................................................7
         Section 7.10 Severability of Provisions.............................................................7
         Section 7.11 Headings and Captions..................................................................8
         Section 7.12 Gender and Number......................................................................8


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                               MAZEL STORES, INC.
                              RESTRICTED STOCK PLAN


         This Mazel Stores, Inc. Restricted Stock Plan is dated October 1, 1996. Capitalized terms used herein without definition have the respective meanings given to such terms in Article II below.

                                    ARTICLE I

                              STATEMENT OF PURPOSE
                              --------------------

         Section 1.01 PURPOSE AND BACKGROUND. The purpose of this Restricted Stock Plan (the "Plan") is to provide long term incentive to those persons with significant responsibility for the success and growth of Mazel Stores, Inc. (the "Company") and to associate the interests of such employees with the interests of the Company's shareholders. This Plan is the successor to the First Amended and Restated Mazel Company L.P. Employee Equity Plan dated November 1, 1995 (the "Predecessor Plan"), and supersedes in all respects the Predecessor Plan. This Plan will become effective as of the effective date of the initial public offering of the Company's common stock (the "Effective Date"). As of the date hereof, units under the Predecessor Plan have been awarded to those persons described in EXHIBIT "A" attached hereto and incorporated herein by reference, in the amounts (converted to Company shares) and subject to the vesting limitations set opposite such persons' respective names in EXHIBIT "A". No further awards will be made by the Company under the Plan, whether to the persons described in EXHIBIT "A" or to any other persons who are or may become associated with the Company.

         Section 1.02 NATURE OF THE PLAN. The Plan is an equity appreciation plan that entitles a Participant to share, as a shareholder of the Company, in future profits and appreciation of the Company.


                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

         "AFFILIATE" means any corporation or partnership, or any successor thereof, which is controlling, controlled by or under common control with the Company and the Key Executives of which have been determined by the Committee to be in a position, indirectly, to make a contribution to the earnings and success of the Company.

         "COMMITTEE" has the meaning specified in Article V.



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         "COMPANY" means Mazel Stores, Inc., an Ohio corporation, or any successor thereof.

         "DISABILITY," unless otherwise defined in the employment agreement between the Participant and the Company, means the complete and permanent inability of a Participant to perform all of his or her duties under the terms of his or her employment with the Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

         "PARTICIPANT" means, individually and collectively, those persons identified in EXHIBIT "A" attached hereto.

         "PLAN" means this Mazel Stores, Inc. Restricted Stock Plan, as the same may be amended from time to time.

         "SALE OF THE COMPANY" means the sale of the Company to an independent third party or an affiliated group of independent third parties pursuant to which such party or parties acquire (i) all or substantially all of the assets of the Company and all of any of its subsidiaries or (ii) more than 50% of the outstanding voting securities of the Company.

         "UNVESTED SHARES" means Shares of the Company that have not vested under the terms of their award to the Participant (including, if applicable, the Participant's employment agreement with the Company in respect of which an award of Shares was made).

         "VESTED SHARES" means Shares of the Company that have vested under the terms of their award to the Participant (including, if applicable, the Participant's employment agreement with the Company in respect of which an Award of Shares was made).


                                   ARTICLE III

                              TERMS AND CONDITIONS
                              --------------------

         Section 3.01 VESTING AND OTHER CONDITIONS.

                  (a) The Shares awarded hereunder shall become vested as to each Participant in accordance with the schedule attached hereto as EXHIBIT "A".

                  (b) In the event of a Sale of the Company, all Unvested Shares outstanding at that time shall automatically vest. Notwithstanding the foregoing, if the automatic vesting, either alone or together with other payments or benefits

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         which the Participant receives or is then entitled to receive from the
         Company, would constitute a "parachute payment" within the meaning of
         Section 280G of the Code, such payments or benefits provided to the Participant under this Section 3.01 shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code, but only if, by reason of such reduction, the Participant's net after tax benefit shall exceed the net after tax benefit if such reduction were not made. "NET AFTER TAX BENEFIT" for purposes of this Section 3.01 shall mean the sum of (i) the total amount payable to the Participant under this Section 3.01, PLUS (ii) all other payments and benefits which the Participant receives or is then entitled to receive from the Company and any of its subsidiaries that would constitute a "parachute payment" within the meaning of Section 280G of the Code, LESS (iii) the amount of federal income taxes payable with respect to the payment and benefits described in clauses (i) and (ii) above calculated at the maximum marginal income tax rate for each year in which such payments and benefits shall be paid to the Participant (based upon the rate in effect for such year as set forth in the Code at the time of the first payment of the foregoing), LESS (iv) the amount of excise taxes imposed with respect to the payments and benefits described in clauses (i) and (ii) above by
         Section 4999 of the Code. All calculations under this Section 3.01 shall be initially made by the Company and shall be delivered to the Participant at least five (5) days prior to the consummation of the Sale of the Company (as applicable).

                  (c) Any Unvested Shares as of the Termination Date shall be redeemed at the Redemption Price, returned to the Company, and cancelled.

         Section 3.02 PURCHASE PRICE. The purchase price for Units awarded to each Participant under the Predecessor Plan, as adjusted to reflect the conversion of Units under the Predecessor Plan to Shares under this Plan is $0.083 per share (the "Purchase Price"). The Purchase Price has been paid by each Participant either in cash or by a recourse promissory note, due on the earlier of the fifth anniversary of issuance of Units under the Predecessor Plan or on the Termination Date of the Participant's Shares.

         Section 3.03 ADJUSTMENT IN NUMBER OF SHARES. In the event of any change in the outstanding shares of capital stock by reason of any split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, such equitable adjustments shall be made in the Plan and the awards thereunder as the Committee determines are necessary and appropriate, including, if necessary, an adjustment in the maximum number or kind of Shares subject to the Plan or which may be or have been awarded to any Participant. Such adjustment shall be conclusive and binding for all purposes of the Plan.


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         Section 3.04 TERMINATION OF PARTICIPATION IN THE PLAN. A Participant
shall cease to be a Participant on the date on which the last Share previously awarded to such person has been distributed to the Participant or is redeemed on the Termination Date pursuant to Article IV hereof.

         Section 3.05 EMPLOYER WITHHOLDING. The Company, in the discretion of the Board of Directors or the Committee shall be entitled to withhold the amount of taxes the Company deems necessary to satisfy any applicable Federal, state and local income and employment tax withholding obligations arising in connection with the Plan or to make other appropriate arrangements with the Participant to satisfy such obligations. Without limiting the generality of the foregoing, the satisfaction by the Participant of any withholding-tax-related requirements imposed by the Company (including, without limitation, requirements on the Participant to forward cash in connection with tax withholding) shall be a condition to the awards and purchases contemplated hereby, and no Shares awarded and purchased hereunder shall be valid in the absence of the Participant's satisfaction of such requirements.


                                   ARTICLE IV

                     TERMINATION OF PARTICIPANT'S EMPLOYMENT
                     ---------------------------------------

         Section 4.01 TERMINATION DATE. "Termination Date" means, with respect to an individual or Participant, the termination of the Participant's employment with the Company and all of its Affiliates for any reason other than death or Disability. All Unvested Shares of a Participant shall be redeemed on the Termination Date and, returned to the Company, and cancelled. The Plan shall terminate when the last Participant's Unvested Shares vest or are forfeited.

         Section 4.02 REDEMPTION. On the Termination Date, or within ten (10) days thereafter, the Company shall redeem any Unvested Shares at a redemption price per share (the "Redemption Price") equal to the Purchase Price. The Redemption Price shall be paid in cash, provided that the Company can offset against such payments and sums due to the Company by the Participant.

         Section 4.03 BENEFICIARY DESIGNATIONS. Each Participant may designate one or more primary beneficiaries to receive Vested Shares hereunder by reason of the death of the Participant and the proportion of such benefits to be received by each such beneficiary. Each Participant also may designate, with respect to each such primary beneficiary, one or more contingent beneficiaries to receive Vested Shares not yet distributed to such primary beneficiary at the time of the death of such primary beneficiary. Each such beneficiary designation will revoke all prior designations by the Participant and, in order

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to be valid, must be (i) in a form prescribed by the Committee, (ii) witnessed by a party other than a beneficiary named therein and (iii) delivered to the Committee, or its designee, during the Participant's lifetime. If a Participant fails to designate a beneficiary in the manner provided above, or if all beneficiaries designated by the Participant die before the date of the Participant's death or before complete distribution of the Participant's Vested Shares, the Committee will distribute the Participant's Vested Shares to the legal representative of the estate of the last to die of the Participant and the Participant's designated beneficiaries.

         Section 4.04 DISTRIBUTION OF VESTED SHARES TO INCAPACITATED PERSONS. Any Vested Shares distributable to or for the benefit of a person who is a minor, is under a legal disability or, in the opinion of the Committee, is in any way incapacitated so as to be unable to manage his affairs, shall be deemed paid when paid for the benefit of such person to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person. Any payment made in accordance with the preceding sentence shall fully discharge the Company, and all other parties of any liability for such payment under the Plan.


                                    ARTICLE V

                                 ADMINISTRATION
                                 --------------

         The Plan shall be administered by the Compensation Committee of the Board of Directors, which shall have full power and authority to construe and administer the Plan and to adopt such rules and regulations for the administration of the Plan as it may deem advisable. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. Any action taken under the provisions of the Plan by the Committee arising out of, or in connection with, the administration of the Plan or any rules adopted thereunder shall be, in each case, within the sole discretion of the Committee and conclusive and binding upon the Company, all Participants, all beneficiaries of Participants, and all persons and entities having an interest therein. All expenses of administering the Plan shall be paid by the Company.


                                   ARTICLE VI

                                   AMENDMENTS
                                   ----------

         The Board of Directors or the Committee may amend the Plan at any time and from time to time without prior notice to any person or entity. However, unless required by

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law, no such amendment shall adversely affect the rights of Participants to receive, or diminish the Company's obligations hereunder to provide, benefits attributable to awards made prior to the effective date of such amendment. With the consent of the Participant affected, the Board of Directors or the Committee may amend outstanding agreements evidencing awards under the Plan in a manner not inconsistent with the terms of the Plan.


                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

         Section 7.01 EMPLOYMENT RELATIONSHIP. Under no circumstances shall the terms of employment or of any employment agreement of any Participant be modified or affected in any way by the establishment or continuance of the Plan. Nothing contained in the Plan shall be deemed to constitute a contract of employment or to give any person the right to remain in the employ of the Company.

         Section 7.02 CONTROLLING LAW. The provisions of the Plan shall be construed and applied under the laws of the State of Ohio, except to the extent superseded by federal law (which then shall prevail).

         Section 7.03 RESTRICTIONS ON TRANSFER. No Participant or beneficiary thereof may assign, alienate, pledge, transfer or otherwise dispose of all or any part of such person's right, title and interest in any Shares. The Committee shall have the right to condition any issuance of Shares made to any Participant upon such Participant's written undertaking to comply with such restrictions on his or her subsequent disposition of such shares as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

         Section 7.04 REGULATIONS AND APPROVALS.

                  (a) The obligation of the Company to distribute Vested Shares with respect to awards made under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  (b) If the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and any applicable state securities laws, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the

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         Securities Act or regulations thereunder and such state laws, and the
         Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

         Section 7.05 NOTICES. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Chairman or mailed to the Company's principal office, addressed to the attention of the Chairman; and if to the Participant, shall be delivered personally or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this paragraph 7.05.

         Section 7.06 BINDING EFFECT. This Plan is binding on all persons entitled to benefits hereunder, their respective heirs and legal representatives, and the Company and its successors and assigns.

         Section 7.07 INSTRUMENT COMPLETE. This instrument contains a full and complete recitation of the terms and provisions of the Plan and supersede any prior understandings and representations, oral or written, which were or may have been made regarding the Plan and its terms and provisions (including, but not limited to, the Predecessor Plan, which is amended and restated in its entirety by the Plan and is null and void and of no further force or effect).

         Section 7.08 ACTION BY COMPANY; LIABILITY. Any action required or permitted to be taken by the Company under the Plan may be taken by or performed by any director, officer or employee duly authorized by the Company. To the extent permitted by law, no person (including, without limitation, any Partner, or any director, officer or employee of the Company) shall be personally liable for any act done or omission made in good faith in the administration of the Plan.

         Section 7.09 PARTICIPANTS' CONSENT. Each Participant, in consideration of the benefits conferred hereunder, agrees to be bound by all the terms and conditions of the Plan as presently constituted and as they may be amended from time to time.

         Section 7.10 SEVERABILITY OF PROVISIONS. If any provision of the Plan shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if the invalid or unenforceable provision had not been included herein.


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         Section 7.11 HEADINGS AND CAPTIONS. The headings and captions herein are provided for convenience only and shall not be considered a part of the Plan or in any way affect its interpretation.

         Section 7.12 GENDER AND NUMBER. Except where otherwise clearly indicated by context, as used herein the masculine, feminine or neuter gender shall be deemed to include the other genders, the singular number shall be deemed to include the plural and the plural the singular.

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